UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Motorcar Parts of America, Inc. (the “Company”) was held on December 18, 2017 (the “Meeting”).

At the Meeting, the Company’s stockholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2018; (iii) approve our Third Amended and Restated 2010 Incentive Award Plan (the “Plan”); (iv) approve on a non-binding advisory basis the compensation of our named executive officers and (v) approve on a non-binding advisory basis the frequency of future advisory votes on the compensation of our named executive officers.

All nominees for election to the Board of Directors of the Company as directors were elected to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until the earlier of such director’s death, resignation or removal. The stockholders also ratified the selection of the independent registered public accountants.  The stockholders also approved the Plan and on a non-binding advisory basis approved the compensation of our named executive officers and having future advisory votes on the compensation of our named executive officers every 1 year.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each proposal are set forth below:

Proposal 1—Election of Directors

Nominee
	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

Selwyn Joffe	16,707,773	238,367	8,703	806,493
Scott J. Adelson	9,917,832	7,027,562	9,449	806,493
Rudolph J. Borneo	16,593,907	354,488	6,448	806,493
David Bryan	15,019,371	1,926,023	9,449	806,493
Joseph Ferguson	16,829,247	116,347	9,249	806,493
Philip Gay	16,591,006	354,388	9,449	806,493
Duane Miller	16,826,540	118,854	9,449	806,493
Jeffrey Mirvis	16,811,856	133,538	9,449	806,493
Timothy D. Vargo	16,830,006	116,134	8,703	806,493
Barbara L. Whittaker	16,829,352	116,160	9,331	806,493

Proposal 2—Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining

17,605,236	145,148	10,952

Proposal 3—Approval of Our Third Amended and Restated 2010 Incentive Award Plan

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

15,551,717	1,387,614	15,512	806,493

Proposal 4—Advisory Vote on the Compensation of Our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

16,539,054	399,675	16,114	806,493

Proposal 5—Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executives

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

14,552,096	20,282	2,371,193	11,272	806,493

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: December 21, 2017	s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel